BEA Strategic Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.            Suzanne E. Moran
CHAIRMAN OF THE BOARD             INVESTMENT OFFICER
Prof. Enrique R. Arzac            Michael A. Pignataro
DIRECTOR                          SECRETARY
Lawrence J. Fox                   Wendy S. Setnicka
DIRECTOR                          ASSISTANT VICE
James S. Pasman, Jr.              PRESIDENT
DIRECTOR                          AND ASSISTANT
Richard J. Lindquist              SECRETARY
PRESIDENT AND CHIEF INVESTMENT    Paul P. Stamler
OFFICER                           TREASURER
                                  John M. Corcoran
                                  ASSISTANT TREASURER

            --------------------------------------------------------
INVESTMENT ADVISER
BEA Associates
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
ADMINISTRATOR
Chase Global Funds Services Company
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
            --------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND
REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $1,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A brochure further describing the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, can be obtained from the Plan's agent at (800) 428-8890.

                                     [LOGO]

                        BEA Strategic Income Fund, Inc.

                                     [LOGO]

                                 ANNUAL REPORT
                               December 31, 1996

BEA STRATEGIC INCOME FUND, INC.

----------
Dear Shareholders:                                             February 10, 1997

We are pleased to report on the activities of the BEA Strategic Income Fund, Inc. ("the Fund") for the year ended December 31, 1996.
    At December 31, 1996, the Fund's net asset value (NAV) was $10.37, compared to an NAV of $10.01 at December 31, 1995. As a result, the Fund's total return (based on NAV and assuming reinvestment of dividends of $0.81 per share) for the period was 13.27%. At December 31, 1996, $53.6 million was invested in high-yield debt securities; $19.1 million was invested in domestic, investment-grade debt securities; $12.5 million was invested in international investment-grade securities; and the balance of the Fund's investments, $4.0 million, was invested in equity securities. The investment-grade component consisted of short and intermediate-term mortgages, asset-backed securities, global government bonds and corporate bonds of intermediate maturity. Of the debt securities, the largest concentration (39.40%) was in B-rated issues.

THE MARKET

    High yield was the top performer among major U.S. fixed income categories in 1996. As measured by the Salomon Brothers High Yield Market Index, high yield returned 11.28% versus 2.76% for government bonds, 3.32% for investment-grade corporate bonds and 5.37% for mortgages. [All returns cited from the corresponding Salomon Brothers index.]
    Investment in high yield mutual funds by individuals reached an all-time high in 1996. According to AMG Data Services, net fund inflows totaled $15.9 billion, nearly 50% higher than the previous annual record of $10.7 billion set in 1995.
    As reflected by the level of new issuance, institutions also found high yield very attractive. Aggregate new issuance for 1996 was $73.2 billion, a 55% jump over last year's $47.2 billion. The average market-weighted new-issue offer yield was 10.40% at year-end, versus 10.93% for 1995 as a whole.

HIGH YIELD SECURITIES

    The high yield market is being driven by good fundamentals and strong technicals. On the technical side is demand, which was strong throughout 1996 and remains so. This is a result both of the search by investors for more yield than is available from investment-grade instruments and the increasing acceptance of high yield as a mainstream asset class. Fundamentally, the U.S. macroeconomic environment, which is a benign mixture of moderate growth, little threat of inflation and relatively stable interest rates, continues to be positive for high yield issuers. Under such conditions, demand ought to stay strong and issuer defaults should be below historical averages.
    In managing the Fund, our general investment approach is to assign high portfolio allocations to industries that we believe have a good operating outlook and could benefit from consolidation trends. More specifically, we favor companies that we believe offer long-term operating performance improvement and deleveraging potential; those whose core operations should perform relatively well regardless of the state of the economy; and those that may be desirable candidates for future mergers and acquisitions activity.
    Over the last few months, we have revised our views on several of our industry concentrations.
    The Fund's largest position remains in telecommunications, primarily based on good growth prospects and the potential for further consolidation. In particular, merger and acquisition activity among providers of traditional telephony has been brisk over the last few months, with significant deals announced between British Telecom and MCI Communications as well as WorldCom and MFS Communications. The securities of many telecom companies tend to benefit in this type of environment.
    As our focus on telephony sharpens, we are reducing positions in other segments of the telecommunications sector, notably wireless communications and paging.
    Debt issues of the gaming industry also occupy a significant position in the portfolio. Although our investment thesis regarding gaming is very much intact (I.E., it is growing and consolidating and is relatively less affected by the macroeconomic environment), we are taking a more cautious view on the industry's presence in Atlantic City. For the time being, then, we consider it most appropriate to maintain existing positions without replacing bonds that have been redeemed.

MORTGAGE AND ASSET-BACKED SECURITIES

    We continue to find both mortgage and asset-backed securities (known as "MBS" and "ABS", respectively) attractive. Within the general investment-grade category, they possess good value relative to government and corporate bonds.
    MBS's fundamentals and supply/demand dynamics are quite positive. In recent months we have observed enormous buying by Fannie Mae and Freddie Mac (in 1996, they consumed roughly half of all new MBS issues). There has also been strong demand from investment managers who, because of their frequent trading activity, help to keep the market liquid.

    ABS retain a place in the portfolio because they offer a desirable combination of high quality, low prepayment risk and compelling value. Prices have tightened over the last few months in response to rising demand.

INTERNATIONAL HOLDINGS

    Overall, we consider 1996 to have been a year of global credit compression, which means a substantial narrowing of yield spreads between bond classes (E.G., U.S. Treasuries and emerging market bonds). Compression was primarily due to intense fiscal belt-tightening in anticipation of the European Monetary Union, moderate economic growth in the U.S. and stable-to-falling interest rates in most developed nations.
    Our worldwide outlook for debt in 1997 is one of caution. The coordinated global economic growth that we expect could have differing implications for bonds of the developed and emerging worlds. On the negative side, growth might ignite inflation fears among developed economies, which could necessitate interest-rate tightening. Emerging nations, by contrast, could benefit in the form of improving fiscal conditions and higher creditworthiness.

OUTLOOK

    In the near term, we expect conditions in the high yield market to remain fairly stable, since the macroeconomic climate continues to be favorable and is showing few substantive signs of overheating. Default risk ought to stay low and overall corporate performance should stay positive. The surge in demand that occurred in 1996 still appears to be in place, and should persist if there are no major shocks in the financial markets.
    We note here that institutional interest in high yield is rising as time progresses, prompted by the rapid growth of retirement plan assets. It is becoming more attractive as institutions seek new ways to diversify their portfolios' overall risk. In addition, many institutions have already added emerging markets debt (whose credit quality is similar to that of high yield) to their asset mixes and, therefore, are becoming more comfortable with the concept of below-investment-grade fixed income.
    Along those lines, on February 10, 1997 the Board of Directors approved certain amendments to the Fund's non-fundamental investment policies that will permit it to invest in emerging markets debt securities. Pursuant to the new investment policies adopted by the Board, up to 35% of the Fund's total assets may now be invested in debt securities of issuers, both government or private, located in emerging markets. There is no requirement that such emerging markets securities be rated investment grade or that they be comparable to investment grade securities.
    We would like to take this opportunity to report on some important organizational developments. Daniel H. Sigg has resigned from the Fund as Chairman of the Board, President and Chief Executive Officer. We are grateful for his contributions. We are pleased to announce that Richard J. Lindquist, the Fund's Chief Investment Officer, has been elected to the office of President of the Fund. The Fund's new Chairman of the Board is William W. Priest, Jr., Chief Executive Officer of BEA Associates.
    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

               [SIG]

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

                 [SIG]

William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

    *Richard J. Lindquist, who is a member of the Executive Committee and is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to November 21, 1996, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates, Mr. Lindquist served various offices at CSFBIM beginning in July, 1989. Mr. Lindquist is also President and Chief Investment Officer of BEA Income Fund, Inc.
    William W. Priest, Jr., who is Chairman of the Executive Committee and holds the offices of Executive Director and Chief Executive Officer of BEA Associates, joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc., all of which are managed by BEA Associates.

PORTFOLIO OF INVESTMENTS
---------

DECEMBER 31, 1996

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
--------------------------------------------------------------------------------
-----------------
DOMESTIC INCOME SECURITIES (87.6%)
--------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (61.2%)
---------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.9%)
       (3)  GPA Holland B.V.
             Series C, Medium Term Notes
             8.625%, 1/15/99                        N/R     $      500   $   501,250
            Tracor, Inc.
             Series A, Gtd. Sr. Sub.
             Notes
             10.875%, 8/15/01                        B2            250       263,750
                                                                         -----------
            GROUP TOTAL                                                      765,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
BROADCASTING (5.0%)
       (8)  Australis Media Ltd.
             Yankee Gtd. Sr. Sub.
             Discount Notes
             0.00%, 5/15/03                         Caa            225       130,500
            Chancellor Broadcasting Co.
             Gtd. Sr. Sub. Notes
             12.50%, 10/1/04                         B3            375       425,625
       (8)  EchoStar Communications Corp.
             Gtd. Sr. Discount Notes
             0.00%, 6/1/04                           B2            500       413,750
            NWCG Holding Corp.
             Series B, Sr. Discount Notes
             0.00%, 6/15/99                         Caa            500       412,500
            Park Broadcasting Inc.
             Series B, Sr. Notes
             11.75%, 5/15/04                         B2            250       293,750
            Pegasus Media &
             Communications, Inc.
             Series B, Notes
             12.50%, 7/1/05                          B3            500       541,250
            Sinclair Broadcast Group
             Sr. Sub. Notes
             10.00%, 9/30/05                         B2            300       304,500
       (8)  Spanish Broadcasting Systems
             Sr. Notes
             7.50%, 6/15/02                          B3            500       527,500
            United International Holdings
             Sr. Discount Notes
             0.00%, 11/15/99                         B3          1,000       710,000
            Univision Network Holding
             L.P.
             Sub. Notes
             0.00%, 12/17/02                        N/R            573       389,691
            Young Broadcasting, Inc.
             Series B, Gtd. Sr. Sub.
             Notes
             9.00%, 1/15/06                          B2            200       195,000
                                                                         -----------
            GROUP TOTAL                                                    4,344,066
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (0.3%)
    (3)(8)  Real Time Data Inc.
             Units
             0.00%, 8/15/06                         N/R            500       270,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
CABLE (4.6%)
       (8)  American Telecasting, Inc.
             Sr. Discount Notes
             0.00%, 6/15/04                         Caa            325       133,250

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
    (3)(8)  Australis Holdings Pty Ltd.
             Yankee Units
             0.00%, 11/1/02                          B2     $      250   $   147,500
            Charter Communications
             Southeast L.P.
             Series B, Sr. Notes
             11.25%, 3/15/06                         B3            250       261,250
            Comcast Corp.
             Sr. Sub. Notes
             9.125%, 10/15/06                        B1            250       256,250
       (8)  Comcast UK Cable Partners
             Ltd.
             Yankee Sr. Debentures
             0.00%, 11/15/07                         B2            500       347,500
    (3)(8)  DIVA Systems Corp.
             Units
             0.00%, 5/15/06                         N/R            900       482,625
       (4)  Falcon Holding Group L.P.
             Sr. Sub. Notes
             11.00%, 9/15/03                        N/R            418       373,977
       (8)  Helicon Group L.P.
             Series B, Sr. Secured Notes
             11.00%, 11/1/03                         B1            650       666,250
       (8)  International CableTel, Inc.
             Series B, Sr. Deferred
             Coupon Notes
             0.00%, 2/1/06                           B3            500       340,000
            Lenfest Communications, Inc.
             Sr. Sub. Notes
             10.50%, 6/15/06                         B2            500       526,250
       (2)  Scott Cable Communications,
             Inc.
             Sub. Debentures
             12.25%, 4/15/01                         B3            500       350,000
       (8)  Telewest Communications plc
             Yankee Sr. Discount
             Debentures
             0.00%, 10/1/07                          B1            250       174,375
                                                                         -----------
            GROUP TOTAL                                                    4,059,227
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
CHEMICALS (2.9%)
       (8)  Harris Chemical N.A.
             Sr. Secured Debentures
             10.25%, 7/15/01                         B2            500       519,375
       (3)  ISP Holdings Inc.
             Sr. Notes
             9.75%, 2/15/02                         Ba3            433       443,825
            NL Industries Inc.:
       (8)  Sr. Secured Discount
             Debentures
             0.00%, 10/15/05                         B2            400       344,000
             Sr. Secured Debentures
             11.75%, 10/15/03                        B1            250       265,000
            Rexene Corp.
             Sr. Notes
             11.75%, 12/1/04                         B1            400       449,000

    The accompanying notes are an integral part of the financial statements.

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
            UCC Investor's Holdings, Inc.
             Sr. Sub. Notes
             11.00%, 5/1/03                          B3     $      500   $   530,000
                                                                         -----------
            GROUP TOTAL                                                    2,551,200
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (0.3%)
            Presley Companies
             Sr. Notes
             12.50%, 7/1/01                          B3            250       241,250
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.6%)
    (3)(8)  Coinstar Inc.
             Units
             0.00%, 10/1/06                         N/R            600       423,750
            Jordan Industries, Inc.
             Sr. Notes
             10.375%, 8/1/03                         B3            500       492,500
       (2)  Marvel III Holdings, Inc.
             Series B, Sr. Secured
             Debentures
             9.125%, 2/15/98                          C            700       129,500
            Renaissance Cosmetics, Inc.
             Series B, Sr. Notes
             13.75%, 8/15/01                        N/R            500       582,500
            Revlon Consumer Products,
             Inc.
             Series B, Sr. Sub. Notes
             10.50%, 2/15/03                         B3            250       262,500
       (4)  Town & Country Corp.
             Sr. Sub. Notes
             13.00%, 5/31/98                        Caa            616       412,765
                                                                         -----------
            GROUP TOTAL                                                    2,303,515
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
ELECTRONICS (0.9%)
            Advanced Micro Devices, Inc.
             Sr. Secured Notes
             11.00%, 8/1/03                         Ba1            250       270,625
            Unisys Corp.
             Sr. Notes
             11.75%, 10/15/04                        B1            500       533,750
                                                                         -----------
            GROUP TOTAL                                                      804,375
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
ENERGY (1.4%)
            Falcon Drilling Co., Inc.
             Series B, Sr. Notes
             9.75%, 1/15/01                         Ba3            375       393,750
            Gulf Canada Resources Ltd.
             Yankee Sr. Sub. Debentures
             9.25%, 1/15/04                         Ba3            450       474,750
            Maxus Energy Corp.:
             Notes
             9.375%, 11/1/03                         B1            100       101,500
            Series B Notes
             9.375%, 11/1/03                         B1            250       252,500
                                                                         -----------
            GROUP TOTAL                                                    1,222,500
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (1.8%)
       (3)  American Skiing Company,
             Sr. Sub. Notes
             12.00%, 7/15/06                         B3     $      200   $   211,500
            Genmar Holdings, Inc.
             Series A, Sr. Sub. Notes
             13.50%, 7/15/01                        Caa            500       487,500
       (8)  Imax Corp.
             Yankee Sr. Notes
             0.00%, 3/1/01                           B1            250       247,813
            PTI Holdings, Inc.
             Sub. Notes
             0.00%, 12/17/02                        N/R            507       344,702
       (3)  Stuart Entertainment Inc.
             Sr. Sub. Notes
             12.50%, 11/15/04                        B3            250       249,375
                                                                         -----------
            GROUP TOTAL                                                    1,540,890
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (1.5%)
            American Banknote Corp.
             Series B, Sr. Notes
             11.625%, 8/1/02                         B2            250       241,250
            Chevy Chase Bank F.S.B.
             Sub. Debentures
             9.25%, 12/1/08                          B1            250       253,125
            Consorcio G Grupo Dina S.A./
             MCII Holdings (U.S.A.), Inc.
             Sr. Secured Notes
             0.00%, 11/15/02                        N/R            250       206,563
       (3)  Veritas Holdings GmbH
             Sr. Notes
             9.625%, 12/15/03                       N/R            500       505,000
       (2)  Westfed Holdings
             Sr. Debentures
             15.50%, 9/15/99                        N/R            250       137,500
                                                                         -----------
            GROUP TOTAL                                                    1,343,438
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
HEALTH CARE (1.7%)
       (4)  General Medical Corp.
             Series A, Sub. Debentures
             12.125%, 8/15/05                       Caa            597       605,209
            Health O Meter, Inc.
             Units
             13.00%, 8/15/02                         B3            500       540,000
            Regency Health Services, Inc.
             Gtd Sr. Sub. Notes
             9.875%, 10/15/02                        B2            300       304,500
                                                                         -----------
            GROUP TOTAL                                                    1,449,709
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (4.2%)
            Alpine Group, Inc.
             Series B, Gtd. Sr.
             Secured Notes
             12.25%, 7/15/03                         B3            125       135,000
            Atlantis Group, Inc.
             Sr. Notes
             11.00%, 2/15/03                         B2            250       253,750
       (3)  CSK Auto Inc.
             Sr. Sub. Notes
             11.00%, 11/1/06                         B3            400       414,000

    The accompanying notes are an integral part of the financial statements.

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (3)  Delco Remy International,
             Inc.
             Gtd. Sr. Sub. Notes
             10.625%, 8/1/06                         B2     $      250   $   264,062
            Haynes International, Inc.
             Sr. Notes
             11.625%, 9/1/04                         B3            250       263,750
            MVE Inc.
             Sr. Secured Debentures
             12.50%, 2/15/02                         B3            500       530,000
       (3)  SRI Receivables
             Purchase Co., Inc.
             Trust Certificate-Backed
             Notes
             12.50%, 12/15/00                       N/R            500       510,000
            Specialty Equipment
             Companies, Inc.
             Sr. Sub. Notes
             11.375%, 12/1/03                        B3            700       764,750
            Terex Corp.
             Series B, Sr. Secured Notes
             13.25%, 5/15/02                        Caa            500       538,750
                                                                         -----------
            GROUP TOTAL                                                    3,674,062
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
METALS & MINING (2.9%)
            Algoma Steel, Inc.
             Yankee First Mortgage Notes
             12.375%, 7/15/05                        B1            500       540,000
            Armco, Inc.
             Sr. Notes
             11.375%, 10/15/99                       B2            250       258,750
            Bayou Steel Corp.
             First Mortgage Notes
             10.25%, 3/1/01                          B2            300       286,500
            Republic Engineered Steel,
             Inc.
             First Mortgage Bonds
             9.875%, 12/15/01                        B3            350       325,500
            Sheffield Steel Corp.
             First Mortgage Notes
             12.00%, 11/1/01                        Caa            500       475,000
       (8)  Silgan Holdings, Inc.
             Sr. Discount Debentures
             13.25%, 12/15/02                        B3            137       137,856
       (3)  WCI Steel Inc.
             Sr. Notes
             10.00%, 12/1/04                         B2            250       253,125
            Weirton Steel Corp.
             Sr. Notes
             11.375%, 7/1/04                         B2            300       304,500
                                                                         -----------
            GROUP TOTAL                                                    2,581,231
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (3.7%)
            Container Corp. of America
             Gtd. Sr. Notes
             9.75%, 4/1/03                           B1            250       262,500
    (3)(8)  Crown Packaging
             Enterprises Ltd. Units
             0.00%, 8/1/06                           Ca            775       205,375
                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
    (3)(8)  Crown Packaging
             Holdings Ltd.
             Series B, Sr. Sub.
             Discount Notes
             0.00%, 11/1/03                          Ca     $    1,300   $   364,000
            Four M Corp.
             Series B, Sr. Secured Notes
             12.00%, 6/1/06                          B2            350       364,000
            Gaylord Container Corp.
             Sr. Sub. Discount Debentures
             12.75%, 5/15/05                        Caa            500       552,500
       (8)  Ivex Holdings Corp.
             Series B, Sr. Discount
             Debentures
             0.00%, 3/15/05                         Caa          1,250       971,875
       (3)  Spinnaker Industries Inc.
             Sr. Secured Notes
             10.75%, 10/15/06                        B3            250       258,750
       (3)  Stone Container Finance Co.
             Yankee Gtd. Sr. Notes
             11.50%, 8/15/06                         B1            250       253,125
                                                                         -----------
            GROUP TOTAL                                                    3,232,125
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (2.1%)
            Fort Howard Corp.
             Sub. Notes
             10.00%, 3/15/03                         B2            500       520,625
            Mail-Well Corp.
             Sr. Sub. Notes
             10.50%, 2/15/04                         B2            500       495,000
            Malette, Inc.
             Yankee Sr. Secured
             Debentures
             12.25%, 7/15/04                        Ba3            250       268,750
       (6)  Repap Wisconsin, Inc.
             Sr. Secured Debentures
             9.875%, 5/1/06                         Caa            250       254,375
            Stone-Consolidated Corp.
             Yankee Sr. Secured
             Debentures
             10.25%, 12/15/00                       Ba1            250       266,250
                                                                         -----------
            GROUP TOTAL                                                    1,805,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.3%)
    (3)(8)  InterAct Systems Inc.
             Units
             0.00%, 8/1/03                          N/R            400       272,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (4.9%)
            Argosy Gaming Co.
             Gtd. First Mortgage Notes
             13.25%, 6/1/04                          B2            225       212,063
            Boomtown, Inc.
             First Mortgage Notes
             11.50%, 11/1/03                         B1            500       527,500
            Casino America, Inc.
             Gtd. Sr. Notes
             12.50%, 8/1/03                          B1            250       237,500

    The accompanying notes are an integral part of the financial statements.

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (3)  Casino Magic of
             Louisiana, Corp.
             First Mortgage Notes
             13.00%, 8/15/03                         B3     $      250   $   243,750
       (4)  Colorado Gaming &
             Entertainment, Co.
             Gtd. Sr. Notes
             12.00%, 6/1/03                         N/R             88        82,060
       (2)  Elsinore Corp.
             First Mortgage Notes
             12.50%, 10/1/00                        N/R            100        52,000
            G.B. Property Funding Corp.
             First Mortgage Notes
             10.875%, 1/15/04                        B3            450       378,000
            HMC Acquisition Properties
             Series B, Gtd. Sr. Notes
             9.00%, 12/15/07                        Ba3            450       455,625
            Horseshoe Gaming L.L.C.
             Series B, Sr. Notes
             12.75%, 9/30/00                         B1            375       402,656
            Mohegan Tribal Gaming
             Authority
             Series B, Sr. Secured Notes
             13.50%, 11/15/02                       N/R            200       260,000
            Resorts International Hotel
             Casino, Inc.
             Mortgage Notes
             11.00%, 9/15/03                        N/R            500       537,500
            Trump Atlantic City
             Secured First Mortgage Notes
             11.25%, 5/1/06                          B1            250       247,500
            Trump's Castle Funding, Inc.
             Mortgage Bonds
             11.75%, 11/15/03                       Caa            500       440,000
       (3)  Waterford Gaming L.L.C./
             Waterford Gaming Finance
             Corp.
             Sr. Notes
             12.75%, 11/15/03                       N/R            200       209,000
                                                                         -----------
            GROUP TOTAL                                                    4,285,154
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
RETAIL (5.4%)
            Big V Supermarkets, Inc.
             Sr. Sub. Notes
             11.00%, 2/15/04                         B3            500       462,500
            Brylane L.P.
             Gtd. Sr. Sub. Notes
             10.00%, 9/1/03                          B2            500       515,000
       (2)  County Seat Stores, Inc.
             Sr. Sub. Notes
             12.00%, 10/1/02                         Ca            500       150,000
            Dairy Mart Convenience
             Stores, Inc.
             Sr. Sub. Notes
             10.25%, 3/15/04                         B3            626       607,220
            Duane Reade Corp.
             Sr. Notes
             12.00%, 9/15/02                         B3            250       253,750
            Farm Fresh, Inc.:
             Series A, Sr. Notes
             12.25%, 10/1/00                         B3            150       114,000
                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Sr. Notes
             12.25%, 10/1/00                         B3     $      500   $   405,000
            Great American Cookie Co.
             Series B, Sr. Secured
             Debentures
             10.875%, 1/15/01                        B3            500       440,000
            Hills Stores Co.
             Gtd. Sr. Notes
             12.50%, 7/1/03                          B1            200       177,500
            Pathmark Stores, Inc.:
       (8)  Jr. Sub. Notes
             0.00%, 11/1/03                         Caa            850       546,125
            Sr. Sub. Notes
             9.625%, 5/1/03                          B3            500       478,750
            Waban, Inc.
             Sr. Sub. Notes
             11.00%, 5/15/04                        Ba3            550       610,500
                                                                         -----------
            GROUP TOTAL                                                    4,760,345
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (11.7%)
       (8)  American Communications
             Services, Inc.
             Sr. Discount Notes
             0.00%, 11/1/05                         N/R          1,000       600,000
       (8)  Arch Communications Group,
             Inc.
             Sr. Discount Notes
             0.00%, 3/15/08                          B3            400       228,000
            Brooks Fiber Properties, Inc.
             Sr. Discount Notes:
    (3)(8)  0.00%, 11/1/06                          N/R            300       201,000
       (8)  0.00%, 3/1/06                           N/R            450       288,000
            Cellular Communications
             International, Inc.
             Units
             0.00%, 8/15/00                          B3          1,000       710,000
       (8)  Dial Call Communications
             Sr. Discount Notes
             0.00%, 4/15/04                          B3            500       360,000
       (8)  Diamond Cable Communications
             plc
             Yankee Discount Notes
             0.00%, 12/15/05                         B3          1,000       720,000
    (3)(8)  GST Telecommunications, Inc.
             Conv. Sr. Sub. Discount
             Notes
             0.00%, 12/15/05                        N/R            100        78,000
       (8)  GST USA, Inc.
             Gtd. Sr. Discount Notes
             0.00%, 12/15/05                        N/R            800       480,000
            Geotek Communications, Inc.
             Conv Sr. Sub. Notes
             12.00%, 12/15/01                       Caa            350       350,000
       (8)  Hyperion Telecommunications,
             Inc.
             Series B, Sr. Discount Notes
             0.00%, 4/15/03                         N/R            750       421,875
       (8)  ICG Holdings, Inc.
             Sr. Discount Notes
             0.00%, 9/15/05                         N/R            350       246,750

    The accompanying notes are an integral part of the financial statements.

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (8)  In-Flight Phone Corp.
             Series B, Sr. Discount Notes
             0.00%, 5/15/02                         Caa     $      250   $    41,250
       (3)  InterMedia Capital Partners
             IV, L.P./InterMedia Partners
             IV Capital Corp.
             Sr. Notes
             11.25%, 8/1/06                          B2            250       257,187
            Intermedia
             Communications, Inc.
             Series B, Sr. Notes
             13.50%, 6/1/05                          B3            300       343,500
       (8)  MFS Communications Co., Inc.
             Discount Notes
             0.00%, 1/15/04                          B1            350       303,625
            Mobile Telecommunications
             Technologies Corp.
             Sr. Sub. Notes
             13.50%, 12/15/02                        B3            200       200,000
       (8)  Nextel Communications, Inc.
             Sr. Notes
             0.00%, 8/15/04                          B3            500       341,250
       (3)  Orbcomm Global L.P./ Orbcomm
             Global
             Capital Corp.
             Gtd. Sr. Notes
             14.00%, 8/15/04                         B3            250       254,375
       (8)  Pagemart Nationwide, Inc.
             Sr. Discount Notes
             0.00%, 2/1/05                          N/R            750       521,250
            Paging Network, Inc.
             Sr. Sub. Notes
             10.125%, 8/1/07                         B2            100       102,000
            Petersburg Long Distance,
             Inc.:
       (3)  Conv. Sub. Notes
             9.00%, 6/1/06                          N/R             80        84,300
    (3)(8)  Units
             0.00%, 6/1/04                          N/R            560       459,200
       (8)  PriCellular Wireless Corp.
             Discount Notes
             0.00%, 10/1/03                          B3            450       384,750
            Sprint Spectrum L.P./Sprint
             Spectrum Finance Corp.
             Sr. Notes
             11.00%, 8/15/06                         B2            450       488,250
            Teleport Communications
             Group, Inc.:
             Sr. Notes
             9.875%, 7/1/06                          B1            250       266,875
       (8)  Sr. Discount Notes
             0.00%, 7/1/07                           B1            550       376,750
       (8)  Videotron Holdings plc
             Yankee Discount Notes
             0.00%, 8/15/05                          B3          1,000       805,000
            Western Wireless Corp.
             Sr. Sub. Notes
             10.50%, 2/1/07                          B3            250       259,375
                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (8)  Wireless One, Inc.
             Units
             0.00%, 8/1/06                           B3     $      250   $   113,750
                                                                         -----------
            GROUP TOTAL                                                   10,286,312
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (1.2%)
            Collins & Aikman Products
             Sr. Sub. Notes
             11.50%, 4/15/06                         B3            250       272,500
            Parisian, Inc.,
             Sr. Sub Notes
             9.875%, 7/15/03                         B1            250       252,500
            Synthetic Industries, Inc.
             Sr. Sub. Notes
             12.75%, 12/1/02                         B3            500       551,250
                                                                         -----------
            GROUP TOTAL                                                    1,076,250
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
TRANSPORTATION (0.9%)
            CHC Helicopter Corp.
             Yankee Sr. Sub. Notes
             11.50%, 7/15/02                         B3            250       256,562
            USAir, Inc.
             Gtd. Sr. Notes
             10.00%, 7/1/03                          B3            500       506,250
                                                                         -----------
            GROUP TOTAL                                                      762,812
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $53,905,090)                                                      53,630,461
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (11.0%)
---------------------------------------------------------------------------------
-----------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.5%)
            Pool# G10614
             6.50%, 12/1/11                         Aaa          2,828     2,776,728
            30-Year TBA
             8.00%, 12/31/26                        Aaa          2,000     2,038,740
                                                                         -----------
            GROUP TOTAL                                                    4,815,468
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
            30-Year TBA
             7.50%, 12/31/27                        Aaa            510       509,679
            Various Pools:
             7.00%, 11/1/25-12/1/25                 Aaa            539       526,735
                                                                         -----------
            GROUP TOTAL                                                    1,036,414
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.0%)
            Graduated Payment
             12.75%, 11/15/13                       Aaa             28        33,067
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
UNITED STATES DEPARTMENT OF VETERANS AFFAIRS (0.4%)
            Vendee Mortgage Trust
             REMIC, Series 1995-2B, Class
             D
             7.50%, 10/15/17                        N/R            350       354,483
                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                               Moody's         Face
                                               Ratings        Amount        Value
                                             (Unaudited)       (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
----------------------------------------------------------------------------------
-----------------
UNITED STATES TREASURY NOTES (3.9%)
       (6)  7.50%, 2/15/05                          Aaa     $      200   $   213,906
       (6)  7.75%, 11/30/99                         Aaa          2,035     2,126,249
       (6)  6.625%, 6/30/01                         Aaa          1,000     1,016,090
                                                                         -----------
            GROUP TOTAL                                                    3,356,245
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $9,645,639)                                                        9,595,677
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
----------------------------------------------------------------------------------
-----------------
            Asset Securitization Corp.:
            Series 1995-MD4 Class A1
             7.10%, 8/13/29                         N/R            192       191,790
            Series 1996-MD6 Class A6
             7.11%, 11/13/26                       Baa2            230       232,659
            Drexel, Burnham & Lambert
             Trust REMIC-PAC,
             Series S, Class 2
             9.00%, 8/1/18                          Aaa            723       729,128
            Kidder Peabody
             Acceptance Corp.
             Series 1993-M3, Class A
             6.50%, 11/25/25                        Aaa            101       101,112
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED MORTGAGE SECURITIES
  (Cost $1,275,738)                                                        1,254,689
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (5.0%)
----------------------------------------------------------------------------------
-----------------
            Green Tree Financial Corp.
            Manufactured Housing
             Installment Sale Contracts:
             Series 1995-6, Class A3
             6.65%, 9/15/26                         Aaa            410       412,563
             Series 1995-4, Class A3
             6.30%, 7/15/25                         Aaa          1,650     1,648,961
             Series 1993-4, Class B1
             7.20%, 1/15/19                        Baa3          1,043     1,027,021
       (9)  Merrill Lynch Home Equity
             Acceptance Trust
             Series 1994-A, Class A-2
             6.125%, 7/17/22                         A3          1,049     1,049,384
            Nationscredit Grantor Trust,
             Retail Installment Sales
             Contracts
             Series 1996-1, Class A
             5.85%, 9/15/11                         Aaa            216       212,631
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $4,353,915)                                                        4,350,560
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
                                                                 Shares
--------------------------------------------------------------------------------
-----------------
COMMON STOCKS (2.1%)
---------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
    (1)(3)  Pegasus Media &
             Communications, Inc.
             Class B                                             1,128        16,250
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
                                                                            Value
                                                                 Shares  (Note A-1)
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
    (1)(5)  Applause Enterprises, Inc.
             (acquired 11/8/91, cost
             $72,200)                                            1,900   $     5,700
----------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (1.0%)
       (1)  Gillett Holdings, Inc.                              22,500       855,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (00.0%)
 (1)(5)(7)  WestFed Holdings Inc.
             Class B (acquired 9/20/88,
             cost $127)                                          4,223             0
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.7%)
    (1)(5)  Dr. Pepper Bottling Holdings,
             Inc. Class A
             (acquired 10/21/88, cost
             $54,000)                                           60,000       600,000
       (1)  Specialty Foods
             Acquisition Corp.                                  22,500           450
                                                                         -----------
            GROUP TOTAL                                                      600,450
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.2%)
 (1)(5)(7)  CIC I Acquisition Corp.
             (acquired 10/18/89, cost
             $1,076,725)                                         2,944       200,192
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.1%)
    (1)(3)  Mail-Well, Inc.                                      3,551        56,816
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
       (1)  Casino America Inc.                                  4,982        14,946
       (1)  Colorado Gaming &
             Entertainment, Co.                                  8,822        26,466
    (1)(3)  Motels of America, Inc.                                250        17,500
                                                                         -----------
            GROUP TOTAL                                                       58,912
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
RETAIL (0.0%)
    (1)(5)  Jewel Recovery L.P.
             (acquired 7/30/93, cost $0)                        33,040             0
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.0%)
    (1)(3)  Pagemart Nationwide, Inc.                            3,500        25,375
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,903,947)                                                        1,818,695
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (2.0%)
---------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.3%)
       (1)  GPA Group plc
             7% Second Preference Cum.
             Conv.                                             650,000       284,700
                                                                         -----------
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                            Value
                                                                 Shares  (Note A-1)
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.2%)
            Renaissance Cosmetics, Inc.:
       (3)  14% Sr. Redeemable,
             Series B                                                7   $     7,280
       (3)  Units                                                  200       208,000
                                                                         -----------
            GROUP TOTAL                                                      215,280
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
ENERGY (0.2%)
    (1)(7)  Consolidated Hydro, Inc.
             13.50% Series H, Conv.                              1,500       150,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
 (1)(5)(7)  WestFed Holdings,
             Class A (acquired
             9/20/88-6/18/93, cost
             $1,203,500)                                        14,246        14,246
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.5%)
       (1)  SD Warren Co.
             14% Exchangeable                                   13,000       474,500
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.4%)
            K-III Communications Corp.
             10% Exchangeable Series D                           3,500       315,000
                                                                         -----------
----------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.4%)
       (1)  Lady Luck Gaming Corp.
             Series A                                           10,000       320,000
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $3,332,845)                                                        1,773,726
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
----------------------------------------------------------------------------------
-----------------
    (1)(3)  Terex Corp., expiring 5/15/02
             (cost $0)                                           2,000         4,000
                                                                         -----------
--------------------------------------------------------------------------------
-----------------
WARRANTS (0.4%)
----------------------------------------------------------------------------------
-----------------
    (1)(3)  American Communications
             Services, Inc.
             expiring 11/1/05                                    1,000        90,000
       (1)  American Telecasting, Inc.
             expiring 6/23/99                                      350           175
       (1)  Australis Media Ltd.
             expiring 5/15/00                                      225             0
    (1)(3)  Boomtown, Inc.
             expiring 11/1/98                                      500            30
       (1)  CHC Helicopter Corp.
             expiring 12/15/00                                   2,000         1,000
       (1)  Casino America, Inc.
             expiring 5/3/01                                       882           882
 (1)(3)(7)  Consolidated Hydro, Inc.
             expiring 12/31/03                                   2,700             0
                                                                            Value
                                                                 Shares  (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (1)  County Seat Stores, Inc.
             expiring 10/15/98                                     500             5
 (1)(3)(6)  Crown Packaging
             Holdings, Ltd.
             expiring 11/1/03                                    1,000   $       125
       (1)  Dairy Mart Conveniences
             Stores, Inc.
             expiring 5/13/98                                    4,172        10,430
    (1)(3)  Elsinore Corp.
             expiring 10/8/98                                    5,329             0
    (1)(3)  Great American Cookie Co.
             expiring 1/30/00                                       90           900
    (1)(3)  Hemmeter Enterprises, Inc.
             expiring 12/15/99                                   3,000             0
    (1)(3)  Hyperion Telecommunications.
             Inc.
             expiring 4/15/01                                      750        15,000
    (1)(3)  In-Flight Phone Corp.
             expiring 8/31/02                                      500             0
    (1)(3)  IntelCom Group, Inc.
             expiring 9/01/05                                    1,155        16,170
    (1)(3)  Intermedia Communications,
             Inc.
             expiring 6/1/00                                       300        10,500
       (1)  Nextel Communications, Inc.
             expiring 4/25/99                                      500             5
    (1)(3)  Purity Supreme
             expiring 8/1/97                                     1,733             0
    (1)(3)  Renaissance Cosmetics Inc.
             expiring 8/31/06                                    1,000        50,000
    (1)(3)  SD Warren Co.
             expiring 12/15/06                                   8,000        41,200
       (1)  Sheffield Steel Corp.
             expiring 11/1/01                                    2,500         7,500
       (1)  Spanish Broadcasting Systems
             expiring 6/29/99                                      500       100,000
       (1)  United International Holdings
             expiring 11/15/99                                     600        12,000
    (1)(3)  Wright Medical Technology
             expiring 6/30/03                                      206        26,765
--------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $166,819)                                                            382,687
                                                                         -----------
----------------------------------------------------------------------------------
-----------------

                                            Moody's         Face
                                            Ratings        Amount
                                          (Unaudited)      (000)
--------------------------------------------------------------------------------
-----------------
SHORT-TERM INVESTMENTS (4.5%)
---------------------------------------------------------------------------------
-----------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE (4.5%)
            0.00%, 1/2/97 (Cost
             $3,934,344)                         N/R         $3,935    3,934,344
                                                                     -----------
--------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC INCOME SECURITIES
  (Cost $78,518,337)                                                  76,744,839
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                            Moody's         Face
                                            Ratings        Amount       Value
                                          (Unaudited)      (000)     (Note A-1)
----------------------------------------------------------------------------------
-----------------
--------------------------------------------------------------------------------
-----------------
FOREIGN INCOME SECURITIES (14.2%)
--------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (14.2%)
---------------------------------------------------------------------------------
-
-----------------
CANADA
            Government of Canada
             Debentures
             8.75%, 12/1/05                      Aa1       CAD  825  $   700,822
DENMARK
            Kingdom of Denmark
             Bonds
             8.00%, 3/15/06                      N/R      DEK 5,200      971,220
FRANCE
            Government of France
             Debentures
             7.50%, 4/25/05                      Aaa      FRF 7,000    1,517,454
GERMANY
            Deutscheland Bundesbank
             Debentures
             6.75%, 7/15/04                      Aaa      DEM 6,000    4,185,257
SPAIN
            Kingdom of Spain
             Debentures
             10.10%, 2/28/01                     N/R     ESP 47,000      417,082
SUPRANATIONAL
            International Bank for
             Reconstruction &
             Development
             Japanese Yen Global Bonds
             5.25%, 3/20/02                      Aaa     JPY 90,000      909,155
SWEDEN
            Kingdom of Sweden
             Debentures
             11.00%, 1/21/99                     Aa1      SEK 2,500      412,486
UNITED KINGDOM
            United Kingdom Treasury
             Bonds
             6.00%, 8/10/99                      Aaa      GBP 2,000    3,354,541
                                                                     -----------
--------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN INCOME SECURITIES
  (Cost $11,279,748)                                                  12,468,017
                                                                     -----------
--------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (101.8%)
  (Cost $89,798,085)                                                  89,212,856
                                                                     -----------
--------------------------------------------------------------------------------
-----------------
LIABILITIES IN EXCESS OF OTHER
ASSETS (-1.8%)
                                                                      (1,556,588)
                                                                     -----------
--------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
            Applicable to 8,454,140 issued and outstanding $.001
             par value shares (authorized 100,000,000 shares)        $87,656,268
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------
-------------

----------------------------------------------------------------------------------
-----------------
GBP--British Pound.
CAD--Canadian Dollar.
DEK--Danish Krone.
FRF--French Franc.
DEM--Deutsche Mark.
ESP--Spanish Peseta.
JPY--Japanese Yen.
SEK--Swedish Krona.
N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
TBA--To Be Announced. Security is subject to delayed delivery.
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind bond. Market value includes accrued interest.
 (5)   Restricted  as to  private and  public resale.  Total cost  of restricted securities at December 31, 1996 aggregated $2,406,552. Total market  value of  restricted securities owned at December  31, 1996 was $820,138 or 0.9%
      of net assets.
 (6)  All or a  portion of this security was  pledged as collateral for  delayed delivery securities.
 (7)    Securities for  which market  quotations are  not readily  available are valued at  fair  value  as  determined  in good  faith  by  the  Board  of
      Directors.
 (8)   Step Bond --  Coupon rate is low  or zero for an  initial period and then increases to a higher coupon  rate thereafter. Maturity date disclosed  is the ultimate maturity.
 (9)  Floating Rate -- The interest rate changes on these instruments based upon a  designated base rate. The  rates shown are those  in effect at December
      31, 1996.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               December 31,
                                                                                          1996
----------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $89,798,085) (Note A-1).............................................   $89,212,856
    Cash........................................................................       980,023
    Receivables:
      Interest (Note A-6).......................................................     1,640,793
      Investments Sold..........................................................       698,074
    Other Assets................................................................         5,789
----------------------------------------------------------------------------------------------
        Total Assets............................................................    92,537,535
----------------------------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Investments Purchased.....................................................     4,554,304
      Investment Advisory Fees (Note B).........................................       109,710
      Unrealized Loss on Forward Foreign Currency Exchange Contracts (Note A and
       E).......................................................................        86,269
      Professional Fees.........................................................        49,077
      Shareholders' Reports.....................................................        44,856
      Shareholder Servicing Fees................................................        16,996
      Administrative Fees (Note C)..............................................        11,565
      Custodian Fees............................................................         8,053
      Directors' Fees...........................................................           200
    Other Liabilities...........................................................           237
----------------------------------------------------------------------------------------------
        Total Liabilities.......................................................     4,881,267
----------------------------------------------------------------------------------------------
NET ASSETS......................................................................   $87,656,268
                                                                                  ------------
                                                                                  ------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................    $    8,454
    Capital Paid in Excess of Par Value.........................................    89,457,023
    Undistributed Net Investment Income.........................................       242,020
    Accumulated Net Realized Loss...............................................    (1,382,093)
                                                                                      (669,136)
    Unrealized Depreciation on Investments and Foreign Currency Translations....
                                                                                  ------------
NET ASSETS APPLICABLE TO 8,454,140 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................   $87,656,268
                                                                                  ------------
                                                                                  ------------
NET ASSET VALUE PER SHARE.......................................................    $    10.37
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                         Year Ended
                                                              December 31,
                                                                      1996
--------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6) (Net of foreign taxes withheld of
     $14,016)...............................................    $8,592,437
    Dividends (Note A-6)....................................        74,985
--------------------------------------------------------------------------
      Total Income..........................................     8,667,422
--------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................       429,140
    Administrative Fees (Note C)............................       134,333
    Shareholders' Reports...................................       103,927
    Shareholder Servicing Fees..............................        73,551
    Professional Fees.......................................        70,591
    Directors' Fees and Expenses............................        39,497
    Custodian Fees..........................................        30,342
    Other...................................................        75,477
--------------------------------------------------------------------------
      Total Expenses........................................       956,858
--------------------------------------------------------------------------
    Expense offset (Note A-6)...............................        (3,298)
--------------------------------------------------------------------------
        Net Expenses........................................       953,560
--------------------------------------------------------------------------
        Net Investment Income...............................     7,713,862
--------------------------------------------------------------------------
NET REALIZED GAIN:
    Investments.............................................       708,075
    Foreign Currency........................................       474,621
--------------------------------------------------------------------------
        Total Net Realized Gain.............................     1,182,696
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
    Investments.............................................     1,138,576
    Foreign Currency Translations...........................      (149,269)
--------------------------------------------------------------------------
        Total Change in Unrealized
         Appreciation/Depreciation..........................       989,307
--------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation.................................     2,172,003
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........    $9,885,865
--------------------------------------------------------------------------
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                          Year Ended       December 31,
                                                                                   December 31, 1996               1995
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................         $ 7,713,862        $ 8,032,455
    Net Realized Gain (Loss) on Investments and Foreign Currency................           1,182,696         (2,727,386)
    Change in Unrealized Appreciation/Depreciation on Investments and Foreign
     Currency...................................................................             989,307          7,908,855
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................           9,885,865         13,213,924
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................          (6,847,859)        (6,422,578)
    Return of Capital...........................................................                  --           (425,283)
-----------------------------------------------------------------------------------------------------------------------
      Total Distributions.......................................................          (6,847,859)        (6,847,861)
-----------------------------------------------------------------------------------------------------------------------
        Total Increase in Net Assets............................................           3,038,006          6,366,063
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................          84,618,262         78,252,199
-----------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income and distributions in excess of net investment income of $242,020 and $(1,469,664),
     respectively)..............................................................         $87,656,268        $84,618,262
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                  Year Ended December 31,
       FINANCIAL HIGHLIGHTS          ----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:              1996      1995Section             1994             1993             1992
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................         $ 10.01           $ 9.26          $ 10.45           $ 9.80           $ 9.62
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..........            0.91             0.95             0.95             1.04             1.22
    Net Realized and Unrealized
     Gain (Loss) on Investments....            0.26             0.61            (1.33)            0.66             0.01
-----------------------------------------------------------------------------------------------------------------------
      Total from Investment
       Activities..................            1.17             1.56            (0.38)            1.70             1.23
-----------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........           (0.81)           (0.76)           (0.62)           (1.04)           (1.05)
    In Excess of Net Investment
     Income........................              --               --               --            (0.01)              --
    Return of Capital..............              --            (0.05)           (0.19)              --               --
-----------------------------------------------------------------------------------------------------------------------
      Total Distributions..........           (0.81)           (0.81)           (0.81)           (1.05)           (1.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......         $ 10.37          $ 10.01           $ 9.26          $ 10.45           $ 9.80
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 YEAR..............................          $ 9.00           $ 8.88           $ 8.25           $ 9.50           $ 9.50
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)............           13.27%           17.57%           (3.80)%          18.29%           13.28%
    Market Value...................           11.03%           18.16%           (4.72)%          10.94%            3.50%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (Thousands).......................         $87,656          $84,618          $78,252          $88,319          $82,450
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets...........................            1.11%            1.12%            0.99%            1.06%            1.01%
Ratio of Expenses to Average Net
 Assets............................            1.11%              --               --               --               --
Ratio of Net Investment Income to
 Average Net Assets................            8.99%            9.80%            9.66%           10.28%           12.34%
Portfolio Turnover Rate............            65.1%            54.5%            83.1%           128.5%           107.7%
-----------------------------------------------------------------------------------------------------------------------
 Section BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective June
         13, 1995.
(1)  Total investment return based on per  share net asset value reflects the effects  of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an  indication of the performance of  a shareholder's investment in the  Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

  Note:  Current period permanent book-tax differences,  if any, are not included  in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

BEA Strategic Income Fund, Inc. (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $364,438 (or 0.42% of net assets) at December 31, 1996. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions, investment income and expenses at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   Custodian fees for the Fund have been increased to include expense offsets for custodian balance credits.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid in capital.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

CGFSC provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC.

D. During the year ended December 31, 1996, the Fund made purchases of $26,018,236 and sales of $35,175,897 of investment securities other than U.S. Government securities and short term investments. During the year ended December 31, 1996, purchases and sales of U.S. Government securities were $28,938,432 and $22,231,025, respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was $89,798,085. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $585,229, of which $6,098,511 related to depreciated securities and $5,513,282 related to appreciated securities.

At December 31, 1996, the Fund had a capital loss carryforward of $1,046,571 available to offset future capital gains of which $90,877, $743,988 and $211,706 will expire on December 31, 2000, 2002 and 2003, respectively. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's net taxable year. For the period from November 1, 1996 to December 31, 1996 the Fund incurred and elected to defer until January 1, 1997 for U.S. Federal income tax purposes net losses of approximately $335,522.

E. At December 31, 1996 under the terms of the forward foreign currency exchange contracts, the Fund is obligated to deliver currency in exchange for U.S. dollars as indicated in the following table:

                                                                 NET UNREALIZED
    CURRENCY TO         IN EXCHANGE   SETTLEMENT                 APPRECIATION/
      DELIVER               FOR          DATE          VALUE     (DEPRECIATION)
--------------------   -------------  -----------   -----------  --------------
     CAD     916,000   $    677,014     03/17/97    $   672,180    $   4,834
     DEK   5,200,000        884,956     03/17/97        886,551       (1,595)
     DEM   6,200,000      4,044,357     03/17/97      4,050,381       (6,024)
     FRF   6,780,000      1,303,846     03/17/97      1,313,523       (9,677)
     GBP   1,850,000      3,061,750     03/17/97      3,162,339     (100,589)
     ESP  52,500,000        403,846     03/17/97        403,936          (90)
     JPY 105,200,000        944,345     03/17/97        918,628       25,717
     SEK   2,800,000        413,589     03/17/97        412,434        1,155
                       -------------                -----------  --------------
                       $ 11,733,703                 $11,819,972    $ (86,269)
                       -------------                -----------  --------------
                       -------------                -----------  --------------

F. At December 31, 1996, 61.18% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At December 31, 1996, 14.22% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

G. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS
------

To the Shareholders and Board of Directors of BEA Strategic Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Strategic Income Fund, Inc. ("The Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 3, 1997

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                            AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                          THREE MONTHS ENDED
                                ----------------------------------------------------------------------
                                                                     SEPTEMBER 30,      DECEMBER 31,
                                MARCH 31, 1996     JUNE 30, 1996         1996               1996
                                ---------------   ---------------   ---------------   ----------------
Investment Income.............  $2,085   $ 0.24   $2,212   $ 0.26   $2,370   $ 0.28   $2,000   $  0.24
Net Investment Income.........   1,872     0.22    1,966     0.23    2,134     0.25    1,742      0.21
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................     774     0.09     (363)   (0.04)   1,161     0.14      600      0.07
Net Increase in Net Assets
 Resulting from Operations....   2,646     0.31    1,603     0.19    3,295     0.39    2,342      0.28

                                                                     SEPTEMBER 30,      DECEMBER 31,
                                MARCH 31, 1995     JUNE 30, 1995         1995               1995
                                ---------------   ---------------   ---------------   ----------------
Investment Income.............  $2,178   $ 0.26   $2,430   $ 0.29   $2,225   $ 0.26   $2,119   $  0.25
Net Investment Income.........   1,946     0.23    2,224     0.26    1,975     0.24    1,887      0.22
Net Realized Loss and Change
 in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................   2,020     0.24    1,437     0.17      877     0.09      848      0.11
Net Increase in Net Assets
 Resulting from Operations....   3,966     0.47    3,661     0.43    2,852     0.33    2,735      0.33

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Strategic Income Fund, Inc. was held on Thursday, May 16, 1996 at the offices of Willkie, Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Daniel H. Sigg, Enrique R. Arzac,
          Lawrence J. Fox and James S. Pasman Jr.          7,344,268      71,781       --
2.        To ratify the selection of Price Waterhouse
          LLP as independent public accountants of Fund
          until the next annual meeting.                   7,319,292      31,602       65,155

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received reduction for corporate shareholders is 0.92%.

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
-----------------

Pursuant to the BEA Strategic Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $1,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Strategic Income Fund, Inc. or you may call (800) 428-8890.

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